EXHIBIT 32.2

AMERICAN BUSINESS CORPORATION

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Business Corporation on Form 10-KSB for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission on May 9, 2005 (the “Report”), the undersigned, in the capacities and on the dates indicated below, each hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Certified Services, Inc.

Dated: May 26, 2005

/s/ Anthony R. Russo
Chief Executive Officer

Dated: May 26, 2005

/s/ Anthony R. Russo
Chief Financial Officer

Note: The certification we furnish in this exhibit is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Registration Statements or other documents filed with the Securities and Exchange Commission shall not incorporate this exhibit by reference, except as otherwise expressly stated in such filing.